Trade and other Payables	12 Months Ended
Dec. 31, 2023
Trade and other Payables
Trade and other Payables

27.Trade and other Payables

Trade and other payables are as follows:

In € thousand	12/31/2023	12/31/2022
Long-term accruals	3,362	3,483
Non-current trade and other payables	3,362	3,483
Trade payables	22,540	19,195
Accruals for outstanding invoices	22,061	14,463
Current trade and other payables	44,601	33,658
Total trade and other payables	47,963	37,141

Long-term accruals consist of non-recurring cost (NRC’s) arrangements with suppliers. These costs relate to industrialization at suppliers including research and development costs and development of tooling. The payment will be due upon delivery of future shipments or services.